UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 18, 2001
Date of Report (Date of earliest event reported)

000-26287
(Commission File Number)

KANA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	77-0435679 (IRS Employer Identification No.)

740 Bay Road, Redwood City, California (Address of principal executive offices)	94063 (Zip Code)

(650) 298-9282
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.   Other Events.

             On January 18, 2001, Kana Communications, Inc. issued a press release announcing the appointment of James C. Wood as its CEO and Chairman of the Board. A copy of Kana’s press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)   Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated January 18, 2001 announcing the appointment of James C. Wood as CEO and Chairman of the Board.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANA COMMUNICATIONS, INC.
Date: January 22, 2001	By:	/s/ BRIAN K. ALLEN

Name: Brian K. Allen Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated January 18, 2001 announcing the appointment of James C. Wood as CEO and Chairman of the Board.